UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2006

ALLIANCE BANCSHARES CALIFORNIA

(Exact name of registrant as specified in its charter)

California	000-33455	91-2124567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Corporate Pointe, Suite 110

Culver City, CA 90230

(Address of principal executive offices)

(310) 410-9281

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02.	Non-Reliance on Previously Issued Financial Statements and Related Audit Report

On March 29, 2006, Alliance Bancshares California (the “Company”) was advised by McGladrey & Pullen, LLP, its independent auditors (the “Auditor”), that it could no longer rely on the Auditor’s report on the Company’s audited financial statements for the year ended December 31, 2004 (the “Annual Statements”) or the Auditor’s completed review of the Company’s interim financial statements for the quarters ended March 31, 2004, June 30, 2004, September 30, 2004, March 31, 2005, June 30, 2005 and September 30, 2005 (the Interim Statements”) due to an error in the classification of the Company’s 7% Series A Non-Cumulative Convertible Preferred Stock (the “Series A Preferred”). Subsequently, on March 31, 2006, the Audit Committee of the Board of Directors of the Company concluded that the Annual Statements and Interim Statements contained this error and should no longer be relied upon.

The Company had classified the Series A Preferred as permanent shareholders’ equity in the balance sheets and statements of shareholders’ equity in the Annual Statements and the Interim Statements. In connection with EITF Topic D-98, the Series A Preferred should have been classified as mezzanine capital. This classification is because the Series A Preferred is redeemable at the option of the Company (at any time after December 31, 2011) and a majority of the Board of Directors of the Company own the Series A Preferred.

The Company will restate each of the balance sheets in the Annual Statements and Interim Statements to reduce shareholders’ equity by the amount of the Series A Preferred ($7,697,000) and to include the Series A Preferred as mezzanine capital, and will restate the statements of shareholders’ equity in the Annual Statements and the Interim Statements to delete the Series A Preferred from shareholders’ equity.

The restated Annual Statements will be filed with the Company’s Annual Report on Form 10-KSB for the year ended December 31, 2005. This Form 10-KSB will also include, in the notes to the financial statements, the adjustments to the Interim Statements.

The Company will classify the $11.3 million of 6.82% Series B Non-Cumulative Convertible Preferred Stock (the “Series B Preferred”) that it issued December 31, 2005 as mezzanine capital.

The classification of the Series A Preferred has no effect on the Company’s results of operations for the reported periods. The classification of the Series A Preferred and the Series B Preferred as mezzanine capital has no effect on the Company’s regulatory capital.

The Audit Committee and executive officers have discussed the matters described herein with the Auditors.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description of Exhibit

7	Letter dated April 4, 2006 from McGladrey & Pullen, LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2006	ALLIANCE BANCSHARES CALIFORNIA
Registrant

/s/ Daniel L. Erickson
Daniel L. Erickson
Executive Vice President and Chief Financial Officer